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                                                                      EXHIBIT 23



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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We consent to the incorporation by reference in the Registration Statements on
Form S-8 (Nos. 33-70628, 33-75184, 333-28135, and 333-42424) of Calton, Inc. of
our report dated March 10, 2003 relating to the consolidated financial statements and schedule, which appears in this Annual Report on Form 10-K for the year ended November 30, 2002.

                                             /s/AIDMAN, PISER AND COMPANY, P.A.

Tampa, Florida
March 10, 2003